UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2022

KLA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Technology Drive Milpitas, California (Address of principal executive offices)	95035 (Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	KLAC	The Nasdaq Stock Market, LLC

Indicate by check mark	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously announced, KLA Corporation (the “Company”) hosted an investor day on June 16, 2022. The investor day included formal presentations by Rick Wallace, President and Chief Executive Officer, Bren Higgins, Executive Vice President and Chief Financial Officer, and other members of executive management.

A replay of the webcast is available on the Investor Relations page of the Company’s website at https://ir.kla.com, and a copy of the presentation slides, which were discussed at the investor day, is attached hereto as Exhibit 99.1.

The press release issued on June 16, 2022 relating to the investor day, which also provided updated financial guidance with respect to the Company, is attached hereto as Exhibit 99.2 and the information set forth therein is incorporated herein by reference and constitutes a part of this Current Report on Form 8-K.

The information set forth in this Item 7.01, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On June 15, 2022, the Board of Directors of the Company (the “Board”) established a quarterly dividend level of $1.30 per share on the outstanding shares of the Company’s common stock, which represents the anticipated level at which dividends will be declared by the Board until the Board determines otherwise, beginning with the dividend expected to be declared in August 2022. This new dividend level represents a 24% increase over the Company’s most recent quarterly dividend of $1.05 per share declared in May 2022. The declaration and payment of future dividends is subject to the Board’s discretion and will depend on financial and legal requirements and other considerations.

Also, on June 15, 2022, the Board approved a new share repurchase program that authorizes the repurchase of up to $6 billion of shares of the Company’s common stock. This share repurchase program is in addition to the $2 billion share repurchase program announced in July 2021, which as of March 31, 2022 had approximately $698.8 million of repurchase authority remaining.

Under the repurchase programs, repurchases can be made from time to time using a variety of methods, which may include open market purchases, privately negotiated transactions, accelerated share repurchase programs, or otherwise, all in accordance with the requirements of the Securities and Exchange Commission and other applicable legal requirements. The specific timing, price and size of purchases will depend on prevailing stock prices, general economic and market conditions, and other considerations. The repurchase programs do not obligate the Company to acquire any particular amount of its common stock, and the repurchase programs may be suspended or discontinued at any time at the Company’s discretion.

Note Regarding Forward-Looking Statements:

Statements in this Current Report on Form 8-K other than historical facts, such as statements regarding the Company’s expected dividend level or timing of future dividends, are forward-looking statements and subject to the Safe Harbor provisions created by the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on current information and expectations and involve a number of risks and uncertainties. Actual results may differ materially from those projected in such statements due to various factors, including but not limited to: future Board decisions regarding the declaration of dividends, the impact of the COVID-19 pandemic on the global economy and on the Company’s business, financial condition and results of operations, including the supply chain constraints the Company is experiencing as a result of the pandemic; economic, political and social conditions in the countries in which the Company, its customers and its suppliers operate, including rising inflation and interest rates, Russia’s invasion of Ukraine and global trade policies; disruption to the Company’s manufacturing facilities or other operations, or the operations of its customers, due to natural catastrophic events, health epidemics or terrorism; ongoing changes in the technology industry, and the semiconductor industry in particular, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; the Company’s ability to timely develop new technologies and products that successfully anticipate or address changes in the semiconductor industry; the Company’s ability to maintain its technology advantage and protect its proprietary rights; the Company’s ability to compete with new products introduced by its competitors; the Company’s ability to attract and retain key personnel; cybersecurity threats, cyber incidents affecting the Company’s and its service providers’ systems and networks and the Company’s ability to access critical information systems for daily business operations; liability to the Company’s customers under indemnification provisions if its products fail to operate properly or contain defects or its customers are sued by third parties due to its products; exposure to a highly concentrated customer base; availability and cost of the wide range of materials used in the production of the Company’s products; the Company’s ability to operate its business in accordance with its business plan; legal, regulatory and tax environments in which the Company performs its operations and conducts its business and its ability to comply with relevant laws and regulations; the Company’s ability to pay interest and repay the principal of its current indebtedness is dependent upon its ability to manage its business operations, its credit rating and the ongoing interest rate environment, among other factors; instability in the global credit and financial markets; the Company’s exposure to currency exchange rate fluctuations, or declining economic conditions in those countries where it conducts its business; changes in the Company’s effective tax rate resulting from changes in the tax rates imposed by jurisdictions where its profits are determined to be earned and taxed, expiration of tax holidays in certain jurisdictions, resolution of issues arising from tax audits with various authorities or changes in tax laws or the interpretation of such tax laws; and the Company’s ability to identify suitable acquisition targets and successfully integrate and manage acquired businesses. For other factors that may cause actual results to differ materially from those projected and anticipated in forward-looking statements in this Current Report on Form 8-K, please refer to the Company’s Annual Report on Form 10-K for the year ended June 30, 2021, and other subsequent filings with the Securities and Exchange Commission (including, but not limited to, the risk factors described therein). The Company assumes no obligation to, and does not currently intend to, update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Investor Day Presentation Slides, dated June 16, 2022
99.2	Press release, dated June 16, 2022
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA CORPORATION

Date: June 16, 2022	By: /s/ Bren D. Higgins
Name: Bren D. Higgins
Title: Executive Vice President and Chief Financial Officer